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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2006

Education Funding Capital Trust-II
(Exact name of issuing entity as specified in its charter)

Education Funding Capital I, LLC
(Exact name of registrant/depositor as specified in its charter)

Education Lending Group, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-103502-01	51-6535753
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 827-8570

N/A
(Former name or former address, if changed since last report.

Exhibit Index Appears on Page 4.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SEC 873 (05-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 8 – Other Events

Item 8.01 Other Events.

On April 16, 2003, Education Funding Capital Trust-II (the “Issuing Entity”) issued $1,000,000,000 in aggregate principal amount of education loan-backed notes (the “Notes”). The Notes were issued pursuant to an Indenture of Trust dated as of April 1, 2003 among the Issuing Entity, The Bank of New York Trust Company, N.A. (as successor to Fifth Third Bank), as Indenture Trustee, and Fifth Third Bank, as Trust Eligible Lender Trustee (the “Indenture”). Capitalized terms which are not otherwise defined in this report on Form 8-K will have those meanings assigned to such terms in Appendix A to the Indenture.

On December 15, 2006, the Issuing Entity caused the Indenture Trustee to make a regularly scheduled distribution of amounts payable under the Indenture. The amount of the December 15, 2006 distribution was $10,267,766.44. The Issuing Entity had determined that prior distributions made on the Notes resulted in an aggregate overpayment of principal to the Series A-3 Noteholders in the amount of $4,582,572.40. In making the December 15, 2006 distribution, the calculated amount of the December 15, 2006 scheduled distribution on the Series A-3 Notes ($14,850,338.84) was reduced by the amount of the aggregate overpayment ($4,582,572.40) . After giving effect to the December 15, 2006 distribution, all amounts due and owing under the Notes through December 15, 2006 have been paid in full.

Details of the calculation of the amount being paid in connection with the distribution are set forth in Item 9.01(d), Exhibit 99.1, the Calculation Summary relating to such distribution, attached hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description of Document:

99.1	Calculation Summary relating to the
December 15, 2006 distribution.

The Exhibits required to be filed pursuant to Form 8-K and Item 601 of Regulation S-K (17 CFR 229.601) are listed above and in the Exhibit Index that immediately follows the signature hereto.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuing Entity has duly caused this report to be signed by the Servicer on its behalf by the undersigned thereunto duly authorized.

EDUCATION FUNDING CAPITAL TRUST-II
(Issuing entity)

Date: December 20, 2006	BY:	EDUCATION LENDING SERVICES, INC.,
as Master Servicer
(Servicer)

	BY:	/s/ Perry D. Moore

(Signature)
Name: Perry D. Moore
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX:

Exhibit Number:	Description of Document:

99.1	Calculation Summary relating to the
December 15, 2006 distribution.